Intangible assets, net (Tables)	12 Months Ended
Dec. 31, 2021
Intangible assets, net
Summary of intangible assets

	As of December 31,
	2020	2021
	RMB	RMB
License of copyright	3,530	3,530
Purchased software	6,035	13,753
Total intangible assets	9,565	17,283
Less: accumulated amortization	(4,172)	(8,917)
Intangible assets, net	5,393	8,366

Summary of estimated amortization expenses

Amortization expense of
intangible assets
RMB
2022	4,097
2023	2,877
2024	1,392
Total expected amortization expenses	8,366